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Exhibit 23.2

Consent of Independent Certified Public Accountants

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2007, with respect to the consolidated financial statements of PDSHeart, Inc. included in the Registration Statement (Form S-1 No. 333-151829) of CardioNet, Inc. filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP
West Palm Beach, Florida July 29, 2008

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  Exhibit 23.2
Consent of Independent Certified Public Accountants